UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 15, 2009

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On April 15, 2009, Apex Merger Sub, Inc. (“Acquisition Sub”), a Delaware corporation and a wholly-owned subsidiary of Gilead Sciences, Inc., a Delaware corporation (“Gilead”), completed a cash tender offer (the “Offer”) for all of the outstanding shares of common stock of CV Therapeutics, Inc. (“CV Therapeutics”) by accepting for payment all shares of CV Therapeutics common stock validly tendered and not withdrawn prior to the expiration of the Offer at one minute following 11:59 p.m., New York City time (midnight), on Tuesday, April 14, 2009. Gilead has provided the funds necessary to pay for all shares of CV Therapeutics common stock that were accepted for payment by Acquisition Sub in the Offer. On April 15, 2009, Gilead issued a press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the results of the Offer.

On April 17, 2009, Gilead caused Acquisition Sub to merge with and into CV Therapeutics, pursuant to which CV Therapeutics became a wholly-owned subsidiary of Gilead, and all remaining publicly held shares of common stock of CV Therapeutics (other than shares held by Gilead, Acquisition Sub, CV Therapeutics or their respective subsidiaries, or held in CV Therapeutics’ treasury or by CV Therapeutics’ stockholders who properly preserve their appraisal rights under Delaware law) were converted into the right to receive $20.00 in cash, without interest (the same purchase price paid in the Offer). In order to accomplish the merger as a “short form” merger, Gilead exercised its “top up” option pursuant to the Agreement and Plan of Merger, dated as of March 12, 2009, by and among Gilead, Acquisition Sub and CV Therapeutics, which permitted Gilead and Acquisition Sub to purchase additional shares of CV Therapeutics common stock directly from CV Therapeutics for $20.00 per share. On April 17, 2009, Gilead issued a press release, which is filed as Exhibit 99.2 hereto and incorporated by reference herein, announcing the completion of the merger of Acquisition Sub and CV Therapeutics.

The acquisition of CV Therapeutics did not involve the acquisition of a business that is significant within the meaning of the instructions to Form 8-K related to Item 2.01 Completion of Acquisition or Disposition of Assets. As a result, no Current Report on Form 8-K is required to be filed and, therefore, neither financial statements of the business acquired nor pro forma financial information will be filed in connection with the acquisition described in this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

99.1*	Press Release, issued by Gilead Sciences, Inc. on April 15, 2009.

99.2	Press Release, issued by Gilead Sciences, Inc. on April 17, 2009.

*	Filed as Exhibit (a)(12) to Amendment No. 6 to Schedule TO filed by Acquisition Sub and Gilead on April 15, 2009 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC. (registrant)

Date: April 21, 2009	/s/ John F. Milligan
John F. Milligan, Ph.D. President and Chief Operating Officer

Index to Exhibits

Exhibit Number	Description

99.1*	Press Release, issued by Gilead Sciences, Inc. on April 15, 2009.

99.2	Press Release, issued by Gilead Sciences, Inc. on April 17, 2009.

*	Filed as Exhibit (a)(12) to Amendment No. 6 to Schedule TO filed by Acquisition Sub and Gilead on April 15, 2009 and incorporated herein by reference.